September 30, 2026

BNY MELLON STOCK INDEX FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France and Frysinger and Ms. Sheremeta are each a senior vice president and senior portfolio manager at MIC. Ms. Walker Smith is a senior director at MIC and Chief Investment Officer of Mellon, a division of MIC.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Index Manager" in the prospectus:

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France and Frysinger and Mses. Sheremeta and Walker Smith are employees of MIC and are jointly and primarily responsible for managing the fund's portfolio. Mr. France is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC or a predecessor company of MIC since 2009, and by BNYIA since November 2017. Mr. Frysinger is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC or a predecessor company of MIC since 2007, and by BNYIA since September 2020. Ms. Sheremeta is a senior vice president and senior portfolio manager at MIC. She has been employed by MIC or a predecessor company of MIC since 2011, and by BNYIA since September 2020. Ms. Walker Smith is a senior director at MIC and Chief Investment Officer of Mellon, a division of MIC. She has been employed by MIC or a predecessor company of MIC since 1995, and by BNYIA since 2010.

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